SHORT TERM AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
SHORT TERM AND LONG-TERM DEBT
NOTE 9:	SHORT TERM AND LONG-TERM DEBT

1.
On November 30, 2015, concurrently with the closing of the Undertone acquisition, Interactive Holding Corp. entered into a new secured credit agreement for $50,000, due in quarterly installments from March 2016 to November 2019. The installments started at $625 per quarter, increased to $1,250 per quarter in March 2018 and required a final payment upon maturity of $35,000. The interest rate was LIBOR plus 5.5% per annum on the outstanding principal. The loan was secured by substantially all the assets of the companies in the Undertone group and by guarantees of such companies. The debt issuance cost amounted to $1,399, which was deducted from the carrying amount of the loan in the consolidated balance sheets and amortized during the loan's term according to the effective interest method.

According to the credit agreement, Undertone had the option for prepayment to be applied to principal installments as specified by Undertone. In each of 2016 and 2017, Undertone prepaid $5,000 (together $10,000), which were applied to the final principal upon maturity. In November 2017, Undertone opted to exercise its equity cure right to cure certain financial covenant defaults for the fiscal quarter ending September 30, 2017. To this extent, Undertone paid $1,580 which was applied to subsequent amortization payments in the direct order of maturity. In connection with the exercise of the equity cure, Undertone paid an additional $264 which was amortized in the same manner as the debt issuance costs.

On March 6, 2018, the Company entered into an amendment to its secured credit agreement which provides for a waiver of the financial covenants of the quarter ending December 31, 2017 as well as certain covenants relief. The Amendment was conditioned upon an $8,000 prepayment of the term loan, which took place on the same date. As of December 31, 2018, the outstanding loan balance of $21,500 (including the accrued interest thereon) was fully repaid (see also 3 below).

2.
On May 9, 2017, the Company secured $17,500 under a new credit facility from an Israeli bank of which $12,500 revolving credit line and $5,000 term loan. The $12,500 credit facility had an interest of LIBOR plus 3.5% per annum and was secured, among other, by a lien on the accounts receivable of ClientConnect Ltd., an Israeli subsidiary. Both facilities were guaranteed by Perion. The $5,000 was a long-term loan bearing interest at LIBOR plus 5% per annum, to be repaid in 36 equal installments starting from June 30, 2017. As of December 31, 2018 the outstanding balance of the credit facility was repaid and replaced by another loan from the same bank (see below).

3.
On December 17, 2018, the company, executed a new loan facility, in the amount of $25,000. Proceeds of the loan facility were applied to refinancing of the existing debt as well as the debt of Undertone. Principal on the loan is payable in twelve equal quarterly instalments beginning March 2019 and maturing on December 31, 2021. The interest on the loan is at the rate of three-month LIBOR plus 5.7% per annum, payable quarterly. The credit facility is secured by liens on the assets of ClientConnect and Undertone and is guaranteed by Perion and Undertone. Each such guarantee is limited to $33 million. Financial covenants for the loan facility are tested at the level of Perion on a consolidated basis. As of December 2018, Perion meets all of its covenants.

As of December 31, 2018, the aggregate principal annual maturities according to all of the above loan agreements were as follows:

Repayment amount

2019	$8,333
2020	8,333
2021	8,334

Present value of principal payments	25,000
Less: current portion	(8,333)

Long-term debt	$16,667